Note 29	6 Months Ended
Jun. 30, 2023
Capital Base And Capital Management [Abstract]
Disclosure of Capital Base And Capital Management [Text Block]	Capital base and capital management
The eligible capital instruments and the risk-weighted assets of the Group (phased-in) are shown below, calculated in accordance with the applicable regulation, considering the entities in scope required by such regulation, as of June 30, 2023 and December 31, 2022:

Capital ratios (phased-in)
	June 2023 ⁽¹⁾ ⁽²⁾	December 2022
Eligible Common Equity Tier 1 capital (millions of Euros) (a)	45,153	42,738
Eligible Additional Tier 1 capital (millions of Euros) (b)	6,171	5,193
Eligible Tier 2 capital (millions of Euros) (c)	7,021	5,930
Risk Weighted Assets (millions of Euros) (d)	347,488	337,066
Common Tier 1 capital ratio (CET 1) (A)=(a)/(d)	12.99%	12.68%
Additional Tier 1 capital ratio (AT 1) (B)=(b)/(d)	1.78%	1.54%
Tier 1 capital ratio (Tier 1) (A)+(B)	14.77%	14.22%
Tier 2 capital ratio (Tier 2) (C)=(c)/(d)	2.02%	1.76%
Total capital ratio (A)+(B)+(C)	16.79%	15.98%
(1) Provisional data.
(2) The difference between the phased-in and fully-loaded ratios arises from the temporary treatment of certain capital items, mainly as a result of the impact of IFRS 9, to which the BBVA Group has adhered voluntarily (in accordance with article 473bis of the CRR and the subsequent amendments introduced by the Regulation (EU) 2020/873). In 2023, there are no differences between phased-in and fully-loaded ratios due to the aforementioned temporary treatment.
BBVA’s fully-loaded CET1 ratio stood at 12.99% as of June 30, 2023, which represents an increase of +38 basis points compared to December 31, 2022, being equal to the consolidated phased-in CET1 (12.99%, which represents an increase of +31 basis points in the first half of the year), as a result of the fact that, as of June 30, 2023, the transitory adjustments for the treatment of the impacts of IFRS 9 have no effect on capital ratios.
These ratios include the supervisory effect included during the first quarter of 2023, with an impact of -20 basis points of CET1. Additionally, the reversal of the CET1 deduction for the prudential hedging of non-performing exposures is included, once it has been incorporated in the Group's capital requirement, resulting in an impact of +19 basis points. Excluding these effects, the fully-loaded CET1 ratio, as of June 30, 2023, increased by +39 basis points compared to December 31, 2022.
Fully-loaded risk-weighted assets (RWA) increased in the first half of the year by €10,603 million, mainly as a result of organic generation, which was partially offset by the effect of changes in exchange rates.
The fully-loaded additional Tier 1 capital ratio (AT1) stood at 1.78% (1.78% phased-in) as of June 30, 2023, which includes the effect of the issuance of perpetual contingent convertible securities (CoCos), carried out in June 2023 for a total nominal amount of €1,000 million.
The fully-loaded Tier 2 ratio stood at 2.02%, as of June 30, 2023, which represents an increase of +23 basis points compared to December 31, 2022, mainly due to the issuance of subordinated bonds in Spain with a nominal amount of €750 million and another in Mexico for a nominal amount of $1,000 million, both in June 2023. The phased-in Tier 2 ratio also stood at 2.02%.
As a result of the above, the total fully-loaded capital ratio stood at 16.79% as of June 30, 2023, and total phased-in ratio stood at 16.79%.
With regard to MREL (Minimum Requirement for own funds and Eligible Liabilities) requirements, on March, 8, 2022 BBVA disclosed the reception of a communication from the Bank of Spain regarding its minimum requirement for own funds and eligible liabilities, established by the Single Resolution Board (hereinafter "SRB"), calculated taking into account the financial and supervisory information as of June 30, 2021.
In accordance with this communication, BBVA must maintain, as from January 1, 2022, an amount of own funds and eligible liabilities equal to 21.46% of the total RWA of its resolution group, on sub-consolidated level (hereinafter, the "MREL in RWA"), within this MREL in RWA, an amount equal to 13.50% of the RWA shall be met with subordinated instruments (the "subordination requirement in RWA").The MREL in RWA and the subordination requirement in RWA do not include the combined capital buffer requirement which, according to applicable regulations and supervisory criteria, would be estimated at 3.32%, considering the exposures subject to the calculation of the countercyclical buffer as of June 30, 2023.
In addition, BBVA has to reach, since January 1, 2022, an amount of own funds and eligible liabilities in terms of the total exposure considered for calculating the leverage ratio equal to 7.27% (the “MREL in LR”) of which 5.61% in terms of the total exposure considered for calculating the leverage ratio shall be satisfied with subordinated instruments (the "subordination requirement in LR").
Given the own funds and eligible liabilities structure of the resolution group, as of June 30, 2023, the MREL in RWA ratio stood at 28.05%, complying with the aforementioned requirement. Finally, as of June 30, 2023, the MREL in LR was 11.25% and the subordination ratios in terms of RWA and in terms of LR were 22.90% and 9.18%, respectively.
On June 14, 2023 the Group disclosed the reception of a new communication from the Bank of Spain regarding its MREL requirement, established by the SRB, calculated taking into account the financial and supervisory information as of December 31, 2021. In accordance with this new communication, BBVA has to reach, starting January 1, 2024 a MREL in RWA equal to 22.11% and a subordination requirement in RWA equal to 13.50%. The MREL in RWA and the subordination requirement in RWA do not include the applicable combined capital buffer requirement which, according to applicable regulations and supervisory criteria, would be estimated at 3.32%, considering the exposures subject to the calculation of the countercyclical buffer as of June 30, 2023. Given the own funds and eligible liabilities structure of the resolution group, as of June 30, 2023 the MREL in RWA met the requirement.
The breakdown of the leverage ratio as of June 30, 2023 and December 31, 2022, calculated according to CCR, is as follows:

Leverage ratio
	June 2023 ⁽¹⁾	December 2022
Tier 1 (millions of Euros) (a)	51,324	47,931
Exposure to leverage ratio (millions of Euros) (b)	792,051	738,413
Leverage ratio (a)/(b) (percentage)	6.48%	6.49%
(1) Provisional data
Finally, as of June 30, 2023, the phased-in leverage ratio, which includes the transitory treatment of certain capital elements (mainly the impact of IFRS 9), stood at 6.48% with a slight reduction in the first half of the year, which is mainly explained by the increase in the exposure to the leverage ratio, offset in part by the increase in Tier 1 capital.